Volumetric Fund, Inc.

VOLMX

January 6, 2023

Supplement to the Volumetric Fund, Inc. (the “Fund”) Summary Prospectus, Prospectus, and Statement of Additional Information dated April 29, 2022

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Effective January 1, 2023, Vincent Arscott has been appointed as a Portfolio Manager to Volumetric Fund. Mr. Arscott is Vice President of Volumetric Fund, Inc. and Volumetric Advisers, Inc., since 2022. He has been employed within the investment industry since 1988 and was hired by the Adviser in 2022. Mr. Arscott will manage the Fund’s portfolio with current Chief Executive Officer (“CEO”), President and Portfolio Manager of the Fund Jeffrey Gibs. Irene Zawitkowski will relinquish her roles as Portfolio Manager of the Fund, and Executive Vice President of the Volumetric Advisers, due to her retirement. She will remain as Board Chair and a Director of the Fund.

The Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby revised to reflect this change.

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This Supplement and the Fund’s existing Summary Prospectus, Prospectus and Statement of Additional Information dated April 29, 2022, provide relevant information for all shareholders and should be retained for future reference.  The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-541-3863.